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EXHIBIT 32.1   GAMBINO APPAREL GROUP, INC.

                  Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, William J. Reilly, President, and Director "principal executive officer") of Gambino Apparel Group, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period ended June 30, 2005 of the Registrant (the "Report"):

     (1) The Report fully complies with the requirements of Section 13(a)[15(d)] of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: 04/24/2006          /s/ WILLIAM J. REILLY
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                          William J. Reilly
                          President and Director











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